REVOLVING CREDIT AND SECURITY AGREEMENT
                        (INSURANCE PREMIUM FINANCING)

THIS AGREEMENT is made and entered into this 1st day of January, 2001 by and between Birch Financial, Inc. (The "Borrower"), a California corporation and Ortiz Insurance Agency, Inc., a California corporation (the "Lender").

                                  BACKGROUND

     The Borrower desires to borrow certain sums of money for the purpose of funding its insurance premium financing activities. Lender is willing to loan funds to the Borrower upon the terms and conditions set forth in this Agreement.

                                   ARTICLE I

     SECTION 1.01. The Advances. Lender agrees, on the terms and conditions hereinafter set forth, to make advances (the "Advances") to the Borrower from time to time during the period from the date hereof to and including January 1, 2006 (the "Termination Date") in an aggregate amount not to exceed at any time outstanding the lesser of (i) the proportional interest of the Lender as determined pursuant to Section 4.01 (k) in the receivables of the Borrower listed on Borrowing Base (as defined in Section 5.01 (c) or (ii) one million dollars (the "Commitment"). If the principal amount of Advances outstanding at any time is greater than the proportional interest of the Lender in the receivables included in the Borrowing Base shown by any Borrowing Base Certificate delivered pursuant to Sections 2.01 (g) or 5.01 (c) hereof, the Borrower will immediately prepay (without demand by Lender) the Note (as defined in Section 1.03) to the extent required to reduce the total amount of the outstanding balance due on such Note to the amount of the Borrowing Base. Within the limits of the Commitment and prior to the occurrence of an Event of Default (as defined in Section 6.01 hereof), the Borrower may borrow, prepay pursuant to Section 1.04 and reborrow under this Section 1.01.

     SECTION 1.02. Making the Advances. Each Advance shall be made on at least two Business Days' (as hereinafter defined) notice from the Borrower to Lender specifying the date and amount thereof. Not later than 11:00 A.M. Lender's time on the date of such Advance and upon fulfillment of the applicable conditions set forth in Article II, Lender will make such Advance available to the Borrower in same day funds at Lender's address referred to in
Section 7.02.

     SECTION 1.03. Interest and Repayment. The Borrower shall repay as herein provided and shall pay interest monthly. The payment of interest for the current month will be based on the aggregate unpaid principal amount of all Advances made to and outstanding to the Borrower as of the start of the first working day of each month as though that balance remains outstanding for the entire month, draws by the Borrower on the line or paydowns made by the Borrower to the Lender that may occur within the current month notwithstanding. Interest will be calculated for the current month at a monthly rate of interest of three percent (3%).

THE LENDER'S RIGHT TO DEMAND PAYMENT HEREUNDER IS EXPRESSLY LIMITED TO THE CURRENT DOLLAR AMOUNT THE BORROWER OWES LENDER MINUS THE CURRENT GROSS RECEIVABLES, AS INDICATED ON THE BOOKS OF THE BORROWER, DUE TO THE BORROWER ON LOANS SECURED TO BORROWER BY THE UNEARNED PREMIUMS OF INSURANCE POLICIES OF THE LENDER SECURED TO BORROWER BY THE UNEARNED PREMIUMS OF INSURANCE POLICIES OF THE LENDER OR PLACED BY THE LENDER WITH ANY INSURANCE COMPANY. BORROWER SHALL THUS HAVE, AT ALL TIMES, THE RIGHT TO OWE LENDER AN AMOUNT EQUAL THE CURRENT RECEIVABLES OF BORROWER CREATED BY THE FINANCING OF INSURANCE POLICIES WRITTEN BY LENDER.

     SECTION 1.04. Optional Prepayments. The Borrower may prepay the principal balance of the Note in whole or in part with accrued interest to the date of such prepayment on the amount prepaid.

     SECTION 1.05. Payments and Computations. The Borrower shall make each payment under any Load Document (as hereinafter defined) not later than 12:00 noon California time on the day when due in lawful money of the United States of America to Lender at its address referred to in Section 7.02 in same day funds. The Borrower hereby authorizes Lender, if and to the extent payment is not made against any account of the Borrower with Lender any amount so due. All computations of interest under the Note by Lender on the basis of a one month being equal to 1/12th of a year regardless of the actual number of days in the month.

     SECTION 1.06. Payment on Non-Business Days. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a Saturday, Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the state of New Jersey (any other day being a "Business Day"), such payment bay be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

                                  ARTICLE II

                            CONDITIONS OF LENDING

     SECTION 2.01. Condition of Precedent to Initial Advance. The obligation of Lender to make its initial Advance is subject to the condition precedent that Lender shall have received on or before the day of such Advance the following, each dated such day, in form and substance satisfactory to Lender:

     (a) The Note.

     (b) A borrowing Base Certificate, in a form that indicates the borrowing limits created hereunder and as defined in Section 5.01 (c) hereof.

     (c) Such other approvals, opinions or documents as Lender may reasonably request.

     SECTION 2.02 Conditions Precedent to All Advances. The obligation of Lender to make each Advance (including the initial Advance) shall be subject to the further conditions precedent that on the date of such Advance:

     (a) The representations and warranties contained in Section 4.01 of this Agreement are correct on and as of the date of such Advance as though made on and as of such date;

     (b) No event has occurred and is continuing, or would result from such Advance, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

     (c) Lender shall have received such other approvals, opinions or documents ad Lender may reasonably request.

Each request for an Advance delivered pursuant to Section 1.02 hereof shall constitute a representation and warranty by the Borrower as to the matters stated in (a) and (b) above.

                                 ARTICLE III

                              GRANT OF SECURITY

     SECTION 3.01 Grant of Security. The Borrower hereby assigns and pledges to Lender, and hereby grants to Lender a proportional security interest as determined in Section 4.01 (k) in, all of the Borrower's right, title, and interest in and to the following, whether now existing or hereafter acquired (the "Collateral"):

     (a) Any and all premium finance agreements which were submitted to the Borrower by the Lender, or persons designated by the Lender with any insurance company, which were entered into or accepted by the Borrower, on which a loan balance to Borrower remains on the books of Borrower and as additionally defined in Section 5.01 (c) hereof, including without limitation all rights of the Borrower to payments of principal, interest, late payment or cancellation charges, and other payments of any nature whatsoever thereunder or with respect thereto;

     (b) Any and all unearned premiums, dividends and other amounts payable under insurance policies issued in connection with subsection (a) above (the "Insurance Policies");

     (c) All books and records (in whatever form maintained by the Borrower), of any nature or description whatsoever relating in any manner tot he Collateral; and

     (d) All proceeds of any and all of the foregoing Collateral.

     SECTION 3.02. Security for Obligations. The grant of security pursuant to this Article III secures the payment of all obligations of the Borrower now or hereafter existing under this Agreement and the Note, whether for principal, interest, fees, expenses or otherwise, and any and all other obligations of the Borrower to Lender, whether now existing or hereafter incurred (all such obligations of the Borrower being the "Obligations").

     SECTION 3.03.  Borrower Remains Liable.  Except as provided in Article 7 section 7.06 anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the Collateral obligations thereunder tot the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the Collateral, and (c) Lender shall not have any obligation or liability under the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 3.04.  Further Assurances.

     (a) The Borrower agrees that from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further actions, that may be reasonably necessary or desirable, or that Lender may reasonably request, in or der to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower will: execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Lender may request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

     (b) The Borrower agrees that it will not change its name without first giving Lender not less than fifteen (15) days' prior written notice of such change and upon the Borrower's compliance with subsection (a) hereof in consequence of such proposed name change.

     (c) The Borrower hereby authorizes Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (d) The Borrower will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

     SECTION 3.05.  As to the Collateral.

     (a) The Borrower shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral at the location therefor specified in Section 4.01 (i) or, upon 30 days' prior written notice to Lender, at such other locations in a jurisdiction where all action required by Section 3.04 shall have been taken with respect to the Collateral. Borrower will hold or cause to be held and preserve such records and will permit representatives of Lender at any time during normal business hours to inspect and make abstracts from such records.

     (b) Except as otherwise provided in this subsection (b), the Borrower shall continue to collect, at its own expense, all amounts due or to become due the Borrower with respect to the Collateral. In connection with such collections, the Borrower may take (and, at Lender's discretion, shall take) such action as the Borrower or Lender may deem necessary or advisable to enforce collection of the Collateral; provided, however, that Lender shall have the right at any time, upon the occurrence and during the continuance of an Event of Default (as hereinafter defined in Section 6.01) or an event which, with the giving of notice or the lapse of time, or both, would become an Event of Default and upon written notice to the Grantor of its intention to do so, to notify the account debtors or obligors under any Collateral, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Borrower might have done. After receipt by the Borrower of the notice from Lender referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Borrower in respect of the Collateral shall be received in trust for the benefit of Lender hereunder, shall be segregated from other funds of the Borrower and shall be forthwith paid over to Lender in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Borrower so long as no lapse of time, or both, would become an Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided by Section 6.02, and (ii) the Borrower shall not adjust, settle or compromise the amount or payment of any Collateral, or release wholly or partly any account debtor or obligor thereof, or allow any credit discount thereon.

     SECTION 3.06. Lender Appointed Attorney-in Fact. The Borrower hereby irrevocably appoints Lender the Borrower's attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of Borrower, Lender or otherwise, from time to time in Lender's discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Article III (subject to the rights of the Borrower under Section 3.05), including, without limitation:

          (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (ii) to receive, endorse, and collect any drafts or other instruments and documents in connection with clause (i) above and

          (iii) to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral.

     SECTION 3.07. Lender May Perform. If the Borrower fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by the Borrower under Section 7.05.

     SECTION 3.08. Lender's Duties. The powers conferred on Lender hereunder are solely to protect Lender's interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary step to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 3.09. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until payment in full after the Termination Date of the Obligations. Upon the payment in full (after the Termination Date) of the obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower. Upon any such termination, Lender will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

     (a) The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement.

     (b) The execution, delivery and performances by the Borrower of each Loan Document to which it is or will be a party are within the Borrower's corporate power, have been duly authorized by Borrower's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Borrower, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the due execution, delivery and performance by the Borrower of any Loan Document to which it is or will be a party, (ii) the grant by the Borrower of the security interest granted hereby, or (iii) the perfection of or the exercise by Lender of its rights and remedies hereunder.

     (d) This Agreement is, and each other Loan Document to which the Borrower will be a party when delivered hereunder will be, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

     (e) The Balance sheets of the Borrower and its subsidiaries as of the opening of the books or ledgers of the Borrower and the related statements of income and retained earnings of the Borrower and its subsidiaries, if any, fairly present the financial condition of the Borrower and its subsidiaries as at such date and the results of the operations of the Borrower and its subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied.

     (f) There is no pending or threatened action or proceeding affecting the Borrower or any of its subsidiaries before any court, governmental agency or arbitrator which may materially adversely affect the financial condition or operations of the Borrower or any subsidiary.

     (g) No proceeds of any Advance will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.

     (h) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     (i) The chief place of business and chief executive office of the Borrower and the office where the Borrower keeps its records concerning the Collateral are located at the address specified for the Borrower in Section 7.02.

     (j) The Borrower owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the proportional security interest created by this Agreement and similar Agreements of which Borrower which Borrower may enter into from time to time. In the past five (5) years, the Borrower has not been incorporated or done business under any name other than its name as shown on the first page hereof.

     (k) This Agreement creates a valid and perfected proportional security interest in the collateral, securing the payment of the Obligations. The proportional security interest granted shall be established as and limited to 100% of the outstanding loan receivables of Borrower as evidenced on the books of the borrower on Finance Agreements secured to the Borrower by insurance policies underwritten by the Lender or placed by the Lender, or persons designated by lender, with any insurance company.

                                  ARTICLE V

                          COVENANTS OF THE BORROWER

     SECTION 5.01. Affirmative Covenants. So long as the Note shall remain unpaid or Lender shall have any Commitment hereunder, the Borrower will unless Lender shall otherwise consent in writing:

     (a) Compliance with Laws, Etc. Comply, and cause each of its subsidiaries to comply, in all material suspects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

     (b) Borrowing Base Certificates. Furnish to Lender within ten days after the end of each month a Borrowing Base Certificate in a form titled "Borrowing Base Certificate" showing as of the end of such month the amount of the Borrower's Borrowing Base. The "Borrowing Base" shall equal 100% of the Borrower's loan accounts receivable relating to premium finance agreements entered into by Borrower in the regular and ordinary course of its business and secured by policies underwritten by Lender or placed by the Lender with any insurance company.

     (c) Books and Records. Maintain complete and accurate books and financial records and permit persons designated by Lender to visit and inspect its properties, inspect its books and financial records, and discuss its affairs, finances and accounts with its officers and independent public accountants. ; aid inspection shall be limited to reviewing only those records as pertains to policies of insurance financed by Borrower and used as security hereunder and shall not extend to any review of any business or accounting activity beyond that defined limit.

     SECTION 5.02. Negative Covenants. So long as the Note shall remain unpaid or Lender shall have any Commitment hereunder, the Borrower will not, without the written consent of the Lender:

     (a) Non-Default Under Other Agreements. Default upon or fail to pay any indebtedness for money borrowed as the same matures under any agreement, or permit to occur any other event which creates a default under any such other agreement to which the Borrower is a party or by which it is bound; provided, that the Borrower shall not be required to pay any amount which is being contested in good faith and by proper proceedings which are being reasonably and diligently pursued and with respect to which adequate reserves have been set aside on the books of the Borrower.

                                  ARTICLE VI

                              EVENTS OF DEFAULT

     SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

     (a) The Borrower shall fail to pay any installment of principal of, or interest on, the Note when due; or

     (b) Any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

     (c) Any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to such Loan Party by Lender; or

     (d) Any Loan Party or any of its subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or any Loan Party or any of its subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (d); or

     (d) A final judgment or order for the payment of money in excess of $50,000 shall be rendered against any Loan Party or any of its subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (f) Article III of this Agreement shall for any reason, except to the extent permitted by the terms thereof, cease to create a valid and perfected proportional security interest in any of the Collateral purported to be covered thereby; then, and in any such event, Lender may, by notice tot he Borrower, (i) declare its obligation to make Advances to be terminated, whereupon the same shall forthwith terminate.

     SECTION 6.02. Indemnity. The Borrower agrees to indemnify Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Lender's gross negligence or willful misconduct.

                                 ARTICLE VII

                                MISCELLANEOUS

     SECTION 7.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic and facsimile communication) and mailed or telegraphed or delivered, if to the Borrower, at its address at c/o Birch Financial, Inc., P O Box 3247, North Hollywood, CA 91609 and if to Lender, at its last known address Attention:
President or, as to each party, at such other address as shall be designated by such party in a written notice tot he other party. All such notices and communications shall, when mailed, faxed or telegraphed, be effective when deposited in the mails, transmitted by facsimile machine or delivered to the telegraph company, respectively, addressed as aforesaid, except that notice to Lender pursuant to the provisions of Article I shall not be effective until received by Lender.

     SECTION 7.03. No Waiver; Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

     SECTION 7.04. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, except as otherwise stated herein.

     SECTION 7.05. Costs and Expenses. The Borrower and Lender shall pay all costs incurred at the direction of each for their own benefit and neither Borrower or Lender shall become obligated for any expenses incurred by the other party without receiving the prior written agreement of the other party. This shall include but not be limited to all costs and expenses in connection with the preparation, execution, delivery, filing, recording and administration of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel and all costs and expenses, if any (including counsel fees and expenses), in connection with the enforcement of the Loan Documents and the other documents to be delivered under the Loan Documents.

     SECTION 7.06. Right of Set-off. It is understood and agreed by the Borrower and Lender that:

     (a) The Borrower will be making premium finance loans to persons for the purpose of purchasing insurance policies underwritten or placed by the Lender;

     (b) The premium finance loans made by the Borrower will be secured to the Borrower by the unearned premiums of the insurance policies purchased as a result of the Borrower making these premium finance loans,

     (c) The Borrower would not make these premium finance loans in the absence of the security pledged to Borrower in the form of the unearned premiums of the Lender's insurance policies without the full, complete and irrevocable assurance of Lender that the unearned premiums will be paid to the Borrower by Lender, or paid to the Borrower by the insurance company with which Lender has placed the policy, in the event of default of any person to whom the Borrower has made a premium finance loan,

     (d) Borrower and Lender desire to further secure the Borrower so that, in the event of the insolvency of Lender, or any insurance company through which the Lender has placed a policy financed by the Borrower, (insolvency will be later defined herein) the Borrower may decrease, without notice to any party, through the right of set off hereby granted to the Borrower, the balance du the Lender from the Borrower. Further, under this right of set-off by the amount that may equal, but not exceed, the amounts that may be due or later become due tot the Borrower from Lender as the result of the default of any load made by the Borrower to persons who purchase insurance policies underwritten or placed by the Lender. The result intended is that the gross unearned premium amounts due the Lender has placed a policy financed by the Borrower, shall serve in the same manner as cash payments to Lender, and will be accepted by Lender, or any successor, assignee or holder in due course of this note, as payment in kind on this note in a manner that reduces the principal balance of this note dollar for dollar.

     (e) Insolvency of Lender, or any insurance company (insurance company) though which Lender has placed a policy financed by Borrower, shall mean either (a) the initiation by Lender or insurance company of a voluntary proceeding under a federal, state or local bankruptcy law, (b) the initiation of any proceeding against Lender or insurance company which has not been vacated, discharged, or bonded within thirty (30) days after initiation, under a federal, state, or local bankruptcy or insolvency law, (c) upon the Borrowers receiving reasonable evidence that Lender or the insurance company is unable to pay its obligations as they become due, (e) the consent of Lender or insurance company to the appointment of a receiver or trustee for all or any part of its property, or Lender or insurance company in the hands of a conservator, liquidator or under the direction or control of any insurance department of any state or under the direction or control of any government body, state, federal or foreign, or (g) the issuance of any order by any government body, state, federal or foreign, directing Lender or insurance company to cease and desist in the activity or placing, selling or underwriting of insurance.

     SECTION 7.07. Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of the Borrower and Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           Birch Financial, Inc.

                                           BY /s/ Efraim Donitz -Pres./CFO
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                                           Ortiz Insurance Agency

                                           BY /s/ William Ortiz - Pres.
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                                   EXHIBIT

                               PROMISSORY NOTE

$1,000,000.00                                                Dated: 12/18/00
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FOR VALUE RECEIVED, the undersigned, Birch Financial, Inc. a California corporation (the Borrower), hereby promises to pay to the order of Ortiz Insurance Agency (Lender) the principal sum of one million dollars ($1,000,000.00) or if less, the aggregate unpaid principal amount of all Advances made by Lender to the Borrower pursuant to the Credit Agreement (as hereinafter defined) on the Termination Date (as hereinafter defined) on the Termination Date (as defined in the Credit Agreement); together with interest on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until said principal amounts are paid in full, payable monthly on the first (1st) day of each calendar month during the term thereof and at maturity of this Note by demand or otherwise, at a fluctuating interest rate as calculated and in effect from time to time pursuant to section 1.03 of the Credit Agreement. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest from the day when due until said principal amount is paid in full, payable on demand, at a fluctuating interest rate per annum equal at all times to the rate above stated. Each change in the fluctuating interest rate hereunder shall take effect simultaneously with the corresponding change in the Rate provided in Section 1.03 of the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Lender at the offices of Lender. All advances made by Lender to the Borrower pursuant to the Credit Agreement and all payments made on account of principal hereof shall be recorded by Lender.

     This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Revolving Credit and Security Agreement (Insurance Premium Financing) dated as of 12/18/00 (the "Credit Agreement") between the Borrower and Lender, which Credit Agreement, among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                                           Birch Financial, Inc.

                                           BY /s/ Efraim Donitz
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